Vanguard Variable Insurance Funds Balanced Portfolio
Supplement Dated September 30, 2020, to the Prospectus and Summary Prospectus Dated April 28, 2020
Important Change to Vanguard Balanced Portfolio
Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Balanced Portfolio.
Loren L. Moran and Daniel J. Pozen, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Portfolio upon Mr. Stack’s retirement. The Portfolio’s investment objective, strategies, and policies will remain unchanged.
  © 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.PS 106C 092020

Vanguard Variable Insurance Funds

Supplement Dated September 30, 2020, to the Statement of Additional Information Dated April 28, 2020
Important Change to Vanguard Balanced Portfolio
Effective at the close of business on June 30, 2021, Michael E. Stack will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Balanced Portfolio.
Loren L. Moran and Daniel J. Pozen, who currently serve as portfolio managers with Mr. Stack, will remain as portfolio managers of the Portfolio upon Mr. Stack’s retirement. The Portfolio's investment objective, strategies, and policies will remain unchanged.
© 2020 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 106C 092020